UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2015

Santander Holdings USA, Inc.

(Exact name of registrant as specified in its charter)

Virginia	1-16581	23-2453088
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

75 State Street, Boston, Massachusetts	02109
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 346-7200

n/a

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On July 2, 2015, Santander Holdings USA, Inc. (the “Company”) entered into a written agreement (the “Written Agreement”) with the Federal Reserve Bank of Boston (the “Reserve Bank”).

Under the terms of the Written Agreement, the Company is required to make enhancements with respect to, among other matters, board oversight of the consolidated organization, risk management, capital planning and liquidity risk management.

The Written Agreement is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The foregoing description of the Written Agreement is qualified in its entirety by reference to the full text of the Written Agreement.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Written Agreement, dated as of July 2, 2015, by and between Santander Holdings USA, Inc. and the Federal Reserve Bank of Boston.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANTANDER HOLDINGS USA, INC.

Dated: July 7, 2015	By:	/s/ Gerard A. Chamberlain
	Name:	Gerard A. Chamberlain
	Title:	Senior Vice President and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Written Agreement, dated as of July 2, 2015, by and between Santander Holdings USA, Inc. and the Federal Reserve Bank of Boston.